EXHIBIT 99.j
                                                                    ------------






                         CONSENT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
Horace Mann Mutual Funds:

We consent to the use of our report incorporated by reference herein and to the references to our Firm above the headings "Financial Highlights" in the Prospectus and "Other Services--Independent Auditors" in the Statement of Additional Information.




/s/ KPMG LLP

Chicago, Illinois
April 29, 2003